UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Quarterly Report Deficiency

On May 19, 2025, the Company received a notice (the “Quarterly Report Notice”) from NASDAQ indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2025 with the Securities and Exchange Commission (the “SEC”). The Quarterly Report Notice has no immediate effect on the listing of the Company’s stock on Nasdaq.

Previously, NASDAQ had granted the Company an exception until June 13, 2025, to file its delinquent Form 10-K for the period ended September 30, 2024 (the “Initial Delinquent Filing”) and July 14, 2025, to file its Form 10-Q for the period ended December 31, 2024. As a result, any additional NASDAQ exception to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or July 14, 2025.

As a result of this additional delinquency of the Form 10-Q for the period ended March 31, 2025, the Company must submit an update to its original plan to regain compliance with respect to the filing requirement no later than June 3, 2025

Due to business and management restructuring, the Company needs additional time to complete its financial statements, notes to the financial statements, as well as to have the report reviewed by its accountants and attorneys. The Company continues to work diligently to enable the filing of the Form 10-K for the period ended September 30, 2024, Form 10-Q for the period ended December 31, 2024 and Form 10-Q for the period ended March 31, 2025 with the SEC as soon as reasonably possible.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated: May 22, 2025	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer